Supplement to the

Fidelity Advisor Focus Funds®

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Biotechnology Fund	FBTAX	FBTTX	FBTBX	FBTCX	FBTIX
Fidelity Advisor Communications Equipment Fund	FDMAX	FDMTX	FDMBX	FDMCX	FDMIX
Fidelity Advisor Consumer Discretionary Fund	FCNAX	FACPX	FCIBX	FCECX	FCNIX
Fidelity Advisor Electronics Fund	FELAX	FELTX	FELBX	FELCX	FELIX
Fidelity Advisor Energy Fund	FANAX	FAGNX	FANRX	FNRCX	FANIX
Fidelity Advisor Financial Services Fund	FAFDX	FAFSX	FAFBX	FAFCX	FFSIX
Fidelity Advisor Health Care Fund	FACDX	FACTX	FAHTX	FHCCX	FHCIX
Fidelity Advisor Industrials Fund	FCLAX	FCLTX	FCLBX	FCLCX	FCLIX
Fidelity Advisor Technology Fund	FADTX	FATEX	FABTX	FTHCX	FATIX
Fidelity Advisor Utilities Fund	FUGAX	FAUFX	FAUBX	FUGCX	FUGIX

Funds of Fidelity Advisor Series VII

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2011

Gordon Scott has replaced John Harris as the portfolio manager of Fidelity Advisor Consumer Discretionary Fund. All references to John Harris are no longer applicable.

The following information supplements similar information found in the "Management Contracts" section beginning on page 44.

Gordon Scott is a research analyst and is the portfolio manager of Fidelity Advisor Consumer Discretionary Fund, and receives compensation for his services as a research analyst and as a portfolio manager under a single compensation plan. Research analysts who also manage sector funds, such as the equity sector Central Funds, are referred to as sector fund managers. As of April 30, 2012, the sector fund manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the sector fund manager's compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager.

The sector fund manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of the sector fund manager's bonus relates to his performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the sector fund manager's fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst's recommendations measured against a benchmark index corresponding to the research analyst's assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within the sector fund manager's designated sector team. The pre-tax investment performance of the sector fund manager's fund(s) and account(s) is weighted according to the sector fund manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the sector fund manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portion of the sector fund manager's bonus that is linked to the investment performance of Fidelity Advisor Consumer Discretionary Fund is based on the pretax investment performance of the fund measured against the MSCI U.S. IM Consumer Discretionary 25/50 Index. The sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

AFOC/AFOCIB-12-02  July 20, 2012
1.480127.134

The sector fund manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the sector fund manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The sector fund manager's base pay and bonus opportunity tend to increase with the sector fund manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the sector fund manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a sector fund's trade allocation policies and procedures may give rise to conflicts of interest if the sector fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by a sector fund. Securities selected for other funds or accounts may outperform the securities selected for the sector fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that the sector fund manager's responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Scott as of May 31, 2012:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 1,956	none	$ 1
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 298	none	none

* Includes Fidelity Advisor Consumer Discretionary Fund ($72 (in millions) assets managed).

As of May 31, 2012, the dollar range of shares of Fidelity Advisor Consumer Discretionary Fund beneficially owned by Mr. Scott was none.

Ali Khan serves as co-manager of Fidelity Advisor Communications Equipment Fund. The following information supplements information found in the "Management Contracts"section beginning on page 44.

The following table provides information relating to other accounts managed by Mr. Khan as of January 31, 2012:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 322	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor Communications Equipment Fund ($13 (in millions) assets managed). As of January 31, 2012, the dollar range of shares of Fidelity Advisor Communications Equipment Fund beneficially owned by Mr. Khan was none.